UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09333
Oppenheimer Main Street Small- & Mid-Cap Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: June 30
Date of reporting period: 06/30/2011

Item 1. Reports to Stockholders.

June 30, 2011

Oppenheimer Main Street Small- & Mid-Cap Fund®

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

** Prior to November 1, 2010, the Fund was named "Oppenheimer Main Street Small Cap Fund®"*

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings
Healthspring, Inc.	1.3%
Holly Corp.	1.2
Robert Half International, Inc.	1.1
Semtech Corp.	1.1
MSCI, Inc., Cl. A	1.1
Old Dominion Freight Line, Inc.	1.0
Questcor Pharmaceuticals, Inc.	1.0
IMAX Corp.	1.0
AES Corp. (The)	1.0
Digital Realty Trust, Inc.	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

Top Ten Common Stock Industries
Real Estate Investment Trusts	8.7%
Semiconductors & Semiconductor Equipment	7.3
Insurance	5.1
Oil, Gas & Consumable Fuels	4.7
Health Care Providers & Services	4.6
Specialty Retail	4.5
Pharmaceuticals	3.1
Construction & Engineering	3.0
Machinery	2.4
Software	2.3
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
8 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of common stocks.
9 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended June 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) produced a solid return of 34.66% for the reporting period. On a relative basis, the Fund underperformed the Russell 2500 Index (the “Index”), which returned 39.28%. Relative performance versus the Index was primarily weaker in the industrials, information technology and health care sectors, due to stock selection. The Fund’s relative performance results mostly lagged in the first half of the reporting period, when the market favored what we view to be more speculative, lower-quality types of securities. Over the second half of the reporting period, the Fund’s Class A shares (without sales charge) performed in line with the Index’s results, as the market began to favor the types of higher-quality securities we tend to hold and emphasize in our portfolio. We believe this trend may continue given the global economic pressures and increasingly competitive business landscape for most companies and industries, and have positioned the Fund accordingly.
     The top contributor for the Fund during the reporting period was oil refiner Holly Corp., which saw profit margins expand when it tapped lower-cost sources of crude oil. In the first quarter, Holly Corp. and Frontier Oil, two large oil refiners, issued a statement that they agreed upon an all-stock merger that would give the company a value of approximately $7 billion and would create one of the biggest oil refiners in the western U.S. The stock rose on the news of the impending completion of the merger, which was completed in July 2011. The Fund maintained a position in the merged company, HollyFrontier Corp. In the consumer discretionary sector, fashion accessories retailer Fossil, Inc. announced better-than-expected financial results stemming from effective cost management, increased demand in its core watch business and robust growth in Asia. The firm continued to build out its brand as it gained momentum as a world leader in watch production and design. IMAX Corp., a leader in 3-D movie technology, contributed to Fund results after it announced several meaningful deals to expand its network of movie theaters both domestically and internationally. IMAX-format theaters have substantially outperformed the box office draw of conventional 2-D and competing 3-D formats, enabling a significant ticket price premium. Also adding to Fund performance in consumer discretionary was Tractor Supply Co. Over the first half of the period, Tractor Supply saw store traffic increase significantly after it began stocking brand-name animal feed that previously had been exclusive to independent farm supply stores. The company also reported strong first quarter results and issued a solid outlook.
10 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

     In the information technology sector, TIBCO Software, Inc. was a top contributor to performance. TIBCO provides business integration software enabling businesses to connect their systems to each other and to customers and suppliers in real-time. The company continued to exceed sales and earnings expectations during the period, pushing forward estimates higher as a result. B/E Aerospace, Inc., a leading manufacturer of aircraft cabin interiors for commercial and business jets, announced in October 2010 plans to acquire TSI Group, Inc. as well as Satair’s Aerospace Fastener Distribution business. The company also had a strong first quarter of 2011, with revenues up 30%. Communications equipment maker Polycom, Inc. advanced when investors responded favorably to the company’s acquisition of Hewlett-Packard’s Visual Collaboration business.
     Two education stocks were the top detractors to Fund performance. Holdings in for-profit education companies Cappella Education and Education Management Corp. both disappointed when they experienced difficulties in adjusting to a rapidly changing marketplace for providers of educational products and services, in part caused by changes to regulations affecting the industry and also due to stiffer competition in that arena. Two information technology-related stocks, Comtech Telecommunications Corp. and Dolby Laboratories, Inc., were also among the top detractors to Fund performance. Comtech lost a major military contract, in which it was the incumbent and bidding on the next phases of the project. Comtech was substantially underbid by its main competitor, raising uncertainty over the strength of the company’s business model and competitive positioning. We exited the position. Dolby owns the dominant audio signal processing standards for movie, TV and audio recording. Dolby’s stock fell sharply after the company reduced 2011 guidance based on slowing PC shipments. Although we continue to see long term growth opportunities in movie streaming, mobile and tablet applications that are gaining share from older PC and DVD technology, these opportunities are likely unable to offset slower PC-related revenues in the near term. Within financials, mortgage insurance provider MGIC Investment Corp. was hurt by news of ongoing defaults in a persistently troubled U.S. housing market. At period end, the Fund held reduced positions in MGIC and Education Management and exited its positions in Cappella Education, Dolby and Comtech.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 2011. In the case of all Classes, performance is measured over a ten fiscal-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B,
11 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION
Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Russell 2500 Index, the Russell 2000 Index and the Lipper Small Cap Core Fund Index. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Lipper Small Cap Core Fund Index is an unmanaged index that includes the 30 largest mutual funds within the investment category as defined by Lipper Inc. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
12 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 6/30/11
1-Year  26.92%    5-Year    2.00%       10-Year    6.80%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 18 for further information.
13 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares With Sales Charge of the Fund at 6/30/11
1-Year  28.51%    5-Year    2.07%       10-Year    6.95%
14 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 6/30/11
1-Year  32.60%    5-Year    2.45%       10-Year    6.65%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class N Shares With Sales Charge of the Fund at 6/30/11
1-Year  33.30%    5-Year    2.93%       10-Year    7.13%
16 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class Y Shares of the Fund at 6/30/11
1-Year  35.14%    5-Year    3.63%       10-Year    7.93%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the potential impact of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent sales charges on redemption and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 8/2/99. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
Class A	$1,000.00	$1,076.40	$6.20
Class B	1,000.00	1,071.70	10.53
Class C	1,000.00	1,071.90	10.06
Class N	1,000.00	1,074.70	7.69
Class Y	1,000.00	1,077.90	4.28

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.84	6.02
Class B	1,000.00	1,014.68	10.24
Class C	1,000.00	1,015.12	9.79
Class N	1,000.00	1,017.41	7.48
Class Y	1,000.00	1,020.68	4.17
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Class A	1.20%
Class B	2.04
Class C	1.95
Class N	1.49
Class Y	0.83
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS June 30, 2011

	Shares	Value

Common Stocks—98.8%
Consumer Discretionary—14.0%
Auto Components—1.5%
American Axle & Manufacturing Holdings, Inc.[1]	431,973	$4,915,853
Autoliv, Inc.	68,927	5,407,323
Dana Holding Corp.[1]	1,494,940	27,357,402
Drew Industries, Inc.	46,500	1,149,480
Federal-Mogul Corp.[1]	23,690	540,843
Lear Corp.	173,009	9,252,521
Standard Motor Products, Inc.	84,410	1,285,564
Superior Industries International, Inc.	123,114	2,722,051
Tower International, Inc.[1]	2,172	38,423
TRW Automotive Holdings Corp.[1]	61,330	3,620,310

		56,289,770

Distributors—0.5%
Pool Corp.	672,960	20,060,938
Diversified Consumer Services—1.0%
Bridgepoint Education, Inc.[1]	237,022	5,925,550
Career Education Corp.[1]	415,039	8,778,075
Coinstar, Inc.[1]	33,790	1,842,907
DeVry, Inc.	149,502	8,840,053
Education Management Corp.[1]	138,970	3,326,942
ITT Educational Services, Inc.[1]	43,314	3,388,887
Lincoln Educational Services Corp.	377,097	6,467,214
Universal Technical Institute, Inc.	87,849	1,736,775

		40,306,403

Hotels, Restaurants & Leisure—1.9%
AFC Enterprises, Inc.[1]	59,260	974,827
Ameristar Casinos, Inc.	209,234	4,960,938
Bally Technologies, Inc.[1]	637,310	25,925,771
Biglari Holdings, Inc.[1]	460	179,883
Brinker International, Inc.	324,350	7,933,601
Cheesecake Factory, Inc. (The)[1]	159,317	4,997,774
Cracker Barrel Old Country Store, Inc.	476,510	23,496,708
Papa John’s International, Inc.[1]	177,970	5,919,282
Texas Roadhouse, Inc., Cl. A	11,180	196,041

		74,584,825

Household Durables—0.6%
American Greetings Corp., Cl. A	255,185	6,134,647
CSS Industries, Inc.	47,530	994,803
Helen of Troy Ltd.[1]	154,128	5,322,040
La-Z-Boy, Inc.[1]	58,330	575,717
Leggett & Platt, Inc.	44,880	1,094,174
Toll Brothers, Inc.[1]	510,120	10,579,889

		24,701,270

Leisure Equipment & Products—0.3%
JAKKS Pacific, Inc.[1]	239,450	4,408,275
Mattel, Inc.	51,570	1,417,659
Sturm, Ruger & Co., Inc.	302,731	6,644,945

		12,470,879

Media—1.7%
Belo Corp., Cl. A1	392,749	2,957,400
Dish Network Corp., Cl. A1	31,090	953,530
Gannett Co., Inc.	497,190	7,119,761
Global Sources Ltd.[1]	67,690	622,071
IMAX Corp.[1]	1,189,450	38,573,864
Interpublic Group of Cos., Inc. (The)	592,514	7,406,425
Journal Communications, Inc.[1]	219,780	1,136,263
Lee Enterprises, Inc.[1]	742,090	660,460
21 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Media Continued
Nexstar Broadcasting Group, Inc., Cl. A1	29,096	$238,878
Sinclair Broadcast Group, Inc., Cl. A	631,517	6,934,057

		66,602,709

Multiline Retail—0.4%
Dillard’s, Inc., Cl. A	251,245	13,099,914
Fred’s, Inc.	26,390	380,808

		13,480,722

Specialty Retail—4.5%
Advance Auto Parts, Inc.	72,737	4,254,387
AnnTaylor Stores Corp.[1]	170,919	4,460,986
Ascena Retail Group, Inc.[1]	253,169	8,620,404
Books-A-Million, Inc.	76,410	265,143
Casual Male Retail Group, Inc.[1]	43,148	179,064
Cato Corp., Cl. A	312,058	8,987,270
Chico’s FAS, Inc.	336,241	5,120,950
Children’s Place Retail Stores, Inc.[1]	650,470	28,939,410
Cost Plus, Inc.[1]	11,760	117,600
Express, Inc.	417,098	9,092,736
Finish Line, Inc. (The), Cl. A	399,250	8,543,950
Foot Locker, Inc.	410,906	9,763,127
GameStop Corp., Cl. A1	343,590	9,163,545
Kirkland’s, Inc.[1]	9,009	108,288
Men’s Wearhouse, Inc. (The)	220,685	7,437,085
Monro Muffler Brake, Inc.	258,038	9,622,237
Pep Boys-Manny, Moe & Jack	279,024	3,049,732
Pier 1 Imports, Inc.[1]	414,474	4,795,464
Sally Beauty Holdings, Inc.[1]	308,914	5,282,429
Select Comfort Corp.[1]	313,855	5,643,113
Shoe Carnival, Inc.[1]	26,551	800,513
Stage Stores, Inc.	199,576	3,352,877
Tractor Supply Co.	414,380	27,713,734
Wet Seal, Inc., Cl. A1	84,240	376,553
Williams-Sonoma, Inc.	154,170	5,625,663

		171,316,260

Textiles, Apparel & Luxury Goods—1.6%
Fossil, Inc.[1]	248,353	29,236,115
Phillips/Van Heusen Corp.	471,627	30,877,420

		60,113,535

Consumer Staples—2.8%
Beverages—0.2%
Constellation Brands, Inc., Cl. A1	263,956	5,495,564
Dr. Pepper Snapple Group, Inc.	50,090	2,100,274
National Beverage Corp.	18,661	273,384

		7,869,222

Food & Staples Retailing—0.1%
Spartan Stores, Inc.	92,560	1,807,697
Weis Markets, Inc.	12,127	493,933

		2,301,630

Food Products—1.3%
B&G Foods, Inc., Cl. A	58,128	1,198,599
Hormel Foods Corp.	202,297	6,030,474
Omega Protein Corp.[1]	12,450	171,810
Overhill Farms, Inc.[1]	155,960	865,578
Smithfield Foods, Inc.[1]	359,427	7,860,668
TreeHouse Foods, Inc.[1]	520,830	28,442,526
Tyson Foods, Inc., Cl. A	391,910	7,610,892

		52,180,547

Household Products—0.7%
Central Garden & Pet Co., Cl. A1	217,000	2,202,550
Church & Dwight Co., Inc.	572,830	23,222,528

		25,425,078
22 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value

Personal Products—0.5%
Elizabeth Arden, Inc.[1]	13,268	$385,170
Medifast, Inc.[1]	145,356	3,449,298
Nu Skin Asia Pacific, Inc., Cl. A	307,340	11,540,617
Prestige Brands Holdings, Inc.[1]	208,645	2,679,002
Revlon, Inc., Cl. A1	75,733	1,272,314
USANA Health Sciences, Inc.[1]	65,584	2,051,468

		21,377,869

Energy—6.4%
Energy Equipment & Services—1.7%
Basic Energy Services, Inc.[1]	15,426	485,456
Bolt Technology Corp.[1]	88,789	1,100,984
Complete Production Services, Inc.[1]	206,315	6,882,668
Helix Energy Solutions Group, Inc.[1]	308,330	5,105,945
ION Geophysical Corp.[1]	101,027	955,715
Matrix Service Co.[1]	53,097	710,438
Nabors Industries Ltd.[1]	95,660	2,357,062
Newpark Resources, Inc.[1]	1,052,243	9,543,844
Parker Drilling Co.[1]	385,210	2,253,479
Patterson-UTI Energy, Inc.	257,703	8,145,992
Pioneer Drilling Co.[1]	192,428	2,932,603
Precision Drilling Corp.[1]	604,734	8,683,980
RPC, Inc.	331,671	8,139,206
Superior Energy Services, Inc.[1]	186,874	6,940,500
Tesco Corp.[1]	136,426	2,648,029

		66,885,901

Oil, Gas & Consumable Fuels—4.7%
Alpha Natural Resources, Inc.[1]	10,819	491,615
Arch Coal, Inc.	244,690	6,523,435
Atlas Energy LP	57,200	1,242,956
CVR Energy, Inc.[1]	401,725	9,890,470
Delek US Holdings, Inc.	158,602	2,490,051
Dominion Resources Black Warrior Trust	51,820	534,264
Holly Corp.	679,983	47,190,820
James River Coal Co.[1]	89,737	1,868,324
Kosmos Energy LLC[1]	548,260	9,309,455
L&L Energy, Inc.[1]	53,380	273,839
MarkWest Energy Partners LP	545,550	26,317,332
PAA Natural Gas Storage LP	885,535	20,075,078
Petrobras Argentina SA, ADR	146,600	2,839,642
PetroQuest Energy, Inc.[1]	565,367	3,968,876
PrimeEnergy Corp.[1]	22,420	524,852
Stone Energy Corp.[1]	312,059	9,483,473
Tesoro Corp.[1]	319,451	7,318,622
Ultrapar Participacoes SA, Sponsored ADR	266,209	4,826,369
VAALCO Energy, Inc.[1]	735,715	4,429,004
W&T Offshore, Inc.	336,780	8,796,694
Warren Resources, Inc.[1]	430,495	1,640,186
Western Refining, Inc.[1]	573,466	10,362,531

		180,397,888

Financials—21.5%
Capital Markets—1.1%
Apollo Global Management LLC	532,810	9,164,332
Arlington Asset Investment Corp.	27,042	848,848
Artio Global Investors, Inc.	146,870	1,659,631
Calamos Asset Management, Inc., Cl. A	37,012	537,414
FXCM, Inc., Cl. A	81,730	810,762
Janus Capital Group, Inc.	497,936	4,700,516
23 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Capital Markets Continued
Medley Capital Corp.	24,312	$285,423
MF Global Holdings Ltd.[1]	3,069,523	23,758,108

		41,765,034

Commercial Banks—2.3%
BBVA Banco Frances SA, ADR	291,799	3,005,530
CapitalSource, Inc.	2,708,140	17,467,503
Cardinal Financial Corp.	11,710	128,225
Century Bancorp, Inc., Cl. A	42,800	1,132,488
Enterprise Financial Services Corp.	34,473	466,420
First Midwest Bancorp, Inc.	575,690	7,075,230
FirstMerit Corp.	1,417,010	23,394,835
Grupo Financiero Galicia SA	289,184	3,915,551
IBERIABANK Corp.	406,671	23,440,516
International Bancshares Corp.	5	84
KeyCorp	500,280	4,167,332
National Bankshares, Inc.	33,008	826,520
Northrim BanCorp, Inc.	60,570	1,149,013
Republic Bancorp, Inc., Cl. A	42,416	844,078
Washington Banking Co.	45,025	595,231

		87,608,556

Consumer Finance—0.9%
Advance America Cash Advance Centers, Inc.	228,376	1,573,511
Cash America International, Inc.	205,027	11,864,912
Credit Acceptance Corp.[1]	11,961	1,010,346
EZCORP, Inc., Cl. A1	326,921	11,630,215
World Acceptance Corp.[1]	146,824	9,627,250

		35,706,234

Diversified Financial Services—1.9%
Encore Capital Group, Inc.[1]	164,820	5,063,270
Life Partners Holdings, Inc.	176,373	606,723
Moody’s Corp.	597,940	22,930,999
MSCI, Inc., Cl. A1	1,131,150	42,621,732

		71,222,724

Insurance—5.1%
Allied World Assurance Holdings Ltd.	142,310	8,194,210
Alterra Capital Holdings Ltd.	422,740	9,427,102
American Equity Investment Life Holding Co.	354,690	4,508,110
American Financial Group, Inc.	258,168	9,214,016
American Safety Insurance Holdings Ltd.[1]	68,901	1,318,765
Amerisafe, Inc.[1]	144,466	3,267,821
AmTrust Financial Services, Inc.	330,054	7,518,630
Arch Capital Group Ltd.[1]	422,934	13,500,053
Assured Guaranty Ltd.	301,302	4,914,236
Berkley (W.R.) Corp.	279,925	9,080,767
Brown & Brown, Inc.	625,940	16,061,620
CNA Financial Corp.	58,527	1,700,209
CNO Financial Group, Inc.[1]	638,476	5,050,345
Crawford & Co.	83,664	591,504
Delphi Financial Group, Inc., Cl. A	241,679	7,059,444
EMC Insurance Group, Inc.	27,670	528,497
FBL Financial Group, Inc., Cl. A	148,553	4,775,979
Fidelity National Financial, Inc., Cl. A	584,182	9,195,025
Harleysville Group, Inc.	33,837	1,054,699
24 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value

Insurance Continued
HCC Insurance Holdings, Inc.	266,780	$8,403,570
Horace Mann Educators Corp.	272,481	4,253,428
Lincoln National Corp.	45,171	1,286,922
Maiden Holdings Ltd.	358,950	3,266,445
Meadowbrook Insurance Group, Inc.	476,030	4,717,457
National Interstate Corp.	51,243	1,173,465
National Western Life Insurance Co., Cl. A	10,540	1,680,814
OneBeacon Insurance Group Ltd.	206,020	2,758,608
Phoenix Cos., Inc. (The)[1]	207,950	511,557
Primerica, Inc.	402,763	8,848,703
Protective Life Corp.	275,148	6,364,173
Reinsurance Group of America, Inc.	138,561	8,432,822
Selective Insurance Group, Inc.	87,269	1,419,867
StanCorp Financial Group, Inc.	144,829	6,110,336
Symetra Financial Corp.	384,398	5,162,465
Torchmark Corp.	46,187	2,962,434
Tower Group, Inc.	227,160	5,410,951
Unitrin, Inc.	106,149	3,149,441
Universal Insurance Holdings, Inc.	80,412	375,524
UnumProvident Corp.	154,260	3,930,545

		197,180,559

Real Estate Investment Trusts—8.7%
American Campus Communities, Inc.	256,646	9,116,066
Apartment Investment & Management Co.	181,779	4,640,818
Associated Estates Realty Corp.	324,142	5,267,308
BRE Properties, Inc., Cl. A	187,730	9,363,972
Camden Property Trust	121,226	7,712,398
CBL & Associates Properties, Inc.	442,760	8,027,239
Chatham Lodging Trust	546,720	8,807,659
Colonial Properties Trust	235,350	4,801,140
Cypress Sharpridge Investments, Inc.	738,590	9,461,338
Developers Diversified Realty Corp.	345,223	4,867,644
Digital Realty Trust, Inc.	565,920	34,962,538
Douglas Emmett, Inc.	214,470	4,265,808
Duke Realty Corp.	336,398	4,712,936
EastGroup Properties, Inc.	20,826	885,313
Education Realty Trust, Inc.	20,100	172,257
Equity Lifestyle Properties, Inc.	22,403	1,398,843
Essex Property Trust, Inc.	66,965	9,059,695
Extra Space Storage, Inc.	417,161	8,898,044
Glimcher Realty Trust	243,415	2,312,443
Hatteras Financial Corp.	929,110	26,228,775
Home Properties of New York, Inc.	152,911	9,309,222
Hospitality Properties Trust	2,583	62,638
Kilroy Realty Corp.	115,271	4,552,052
LaSalle Hotel Properties	1,160,911	30,578,396
Mid-America Apartment Communities, Inc.	475,692	32,094,939
Post Properties, Inc.	20,560	838,026
Ramco-Gershenson Properties Trust	172,885	2,140,316
Rayonier, Inc.	133,890	8,749,712
Starwood Property Trust, Inc.	1,178,660	24,174,317
Sun Communities, Inc.	109,061	4,069,066
Tanger Factory Outlet Centers, Inc.	1,098,638	29,410,539
Taubman Centers, Inc.	138,570	8,203,344
25 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts Continued
U-Store-It Real Estate Investment Trust	711,948	$7,489,693
UDR, Inc.	321,194	7,885,313

		334,519,807

Real Estate Management & Development—0.1%
Alto Palermo SA, ADR	6,510	142,244
CB Richard Ellis Group, Inc., Cl. A1	112,354	2,821,209

		2,963,453

Thrifts & Mortgage Finance—1.4%
BankUnited, Inc.	576,770	15,307,476
First Defiance Financial Corp.[1]	120,150	1,765,004
First Niagara Financial Group, Inc.	1,505,134	19,867,769
MGIC Investment Corp.[1]	2,862,520	17,031,994
OceanFirst Financial Corp.	45,770	592,722
Ocwen Financial Corp.[1]	6,490	82,812
Walker & Dunlop, Inc.[1]	55,245	734,759

		55,382,536

Health Care—12.1%
Biotechnology—1.2%
Ariad Pharmaceuticals, Inc.[1]	607,290	6,880,596
Aveo Pharmaceuticals, Inc.[1]	325,940	6,717,623
Halozyme Therapeutics, Inc.[1]	860,870	5,948,612
Indevus Pharmaceuticals, Inc.[1]	14,100	141
Momenta Pharmaceuticals, Inc.[1]	320,322	6,233,466
Myriad Genetics, Inc.[1]	362,874	8,240,869
PDL BioPharma, Inc.	1,481,021	8,693,593
SciClone Pharmaceuticals, Inc.[1]	568,604	3,434,368

		46,149,268

Health Care Equipment & Supplies—1.8%
Align Technology, Inc.[1]	198,731	4,531,067
ArthroCare Corp.[1]	49,009	1,640,331
Atrion Corp.	10,762	2,128,724
Cantel Medical Corp.	22,100	594,711
ConMed Corp.[1]	35,052	998,281
Dexcom, Inc.[1]	960,513	13,917,833
Greatbatch, Inc.[1]	684,853	18,367,757
Hill-Rom Holdings, Inc.	33,850	1,558,454
ICU Medical, Inc.[1]	4,450	194,465
Invacare Corp.	245,655	8,153,289
Orthofix International NV1	322,650	13,702,946
Utah Medical Products, Inc.	30,887	811,093
Vascular Solutions, Inc.[1]	1,992	24,701
Wright Medical Group, Inc.[1]	166,467	2,497,005
Young Innovations, Inc.	37,150	1,059,518

		70,180,175

Health Care Providers & Services—4.6%
Allied Healthcare International, Inc.[1]	61,373	152,819
American Dental Partners, Inc.[1]	13,748	178,174
AMERIGROUP Corp.[1]	141,570	9,976,438
AmSurg Corp.[1]	132,279	3,456,450
Assisted Living Concepts, Inc.	16,007	268,597
Centene Corp.[1]	195,919	6,961,002
Continucare Corp.[1]	29,980	185,276
Coventry Health Care, Inc.[1]	196,939	7,182,365
Ensign Group, Inc. (The)	158,537	4,817,939
Five Star Quality Care, Inc.[1]	215,162	1,250,091
Gentiva Health Services, Inc.[1]	155,893	3,247,251
Health Management Associates, Inc., Cl. A1	2,744,363	29,584,233
26 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value

Health Care Providers & Services Continued
HEALTHSOUTH Corp.[1]	59,352	$1,557,990
Healthspring, Inc.[1]	1,100,473	50,742,810
HMS Holdings Corp.[1]	320,600	24,644,522
Kindred Healthcare, Inc.[1]	31,596	678,366
LHC Group, Inc.[1]	169,890	3,917,663
Lincare Holdings, Inc.	303,007	8,869,015
MedQuist Holdings, Inc.[1]	301,150	3,890,858
Metropolitan Health Networks, Inc.[1]	453,530	2,172,409
National HealthCare Corp.	14,057	696,805
Providence Service Corp.[1]	55,330	699,925
PSS World Medical, Inc.[1]	76,749	2,149,739
Select Medical Holdings Corp.[1]	183,942	1,631,566
Skilled Healthcare Group, Inc., Cl. A1	229,550	2,171,543
Team Health Holdings, Inc.[1]	149,430	3,363,669
Triple-S Management Corp., Cl. B1	33,928	737,255
U.S. Physical Therapy, Inc.	134,859	3,335,063

		178,519,833

Health Care Technology—0.5%
Emdeon, Inc., Cl. A1	67,743	888,788
HealthStream, Inc.[1]	4,132	54,832
SXC Health Solutions Corp.[1]	256,762	15,128,417
Transcend Services, Inc.[1]	66,378	1,950,849

		18,022,886

Life Sciences Tools & Services—0.9%
Affymetrix, Inc.[1]	496,104	3,934,105
Bruker Corp.[1]	459,089	9,347,052
Cambrex Corp.[1]	366,410	1,692,814
eResearch Technology, Inc.[1]	212,249	1,352,026
Harvard Bioscience, Inc.[1]	267,510	1,425,828
Pharmaceutical Product Development, Inc.	305,100	8,188,884
Waters Corp.[1]	103,470	9,906,218

		35,846,927

Pharmaceuticals—3.1%
DepoMed, Inc.[1]	275,982	2,257,533
Endo Pharmaceuticals Holdings, Inc.[1]	217,734	8,746,375
Hi-Tech Pharmacal Co., Inc.[1]	165,388	4,784,675
Ista Pharmaceuticals, Inc.[1]	31,510	240,894
Medicines Co. (The)[1]	490,450	8,097,330
Obagi Medical Products, Inc.[1]	96,929	914,040
Perrigo Co.	167,494	14,717,698
Questcor Pharmaceuticals, Inc.[1]	1,664,850	40,122,885
Salix Pharmaceuticals Ltd.[1]	458,178	18,249,230
ViroPharma, Inc.[1]	341,744	6,322,264
Warner Chilcott plc, Cl. A	364,535	8,796,230
Watson Pharmaceuticals, Inc.[1]	57,040	3,920,359

		117,169,513

Industrials—15.4%
Aerospace & Defense—1.5%
AAR Corp.	14,700	398,223
B/E Aerospace, Inc.[1]	597,007	24,363,856
Cubic Corp.	67,141	3,423,520
Hexcel Corp.[1]	28,070	614,452
LMI Aerospace, Inc.[1]	54,520	1,331,924
Moog, Inc., Cl. A1	1,006	43,781
Spirit Aerosystems Holdings, Inc., Cl. A1	1,159,110	25,500,420

		55,676,176
27 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Air Freight & Logistics—0.7%
Hub Group, Inc., Cl. A1	686,320	$25,846,811
Park-Ohio Holdings Corp.[1]	25,190	532,517

		26,379,328

Airlines—0.8%
Alaska Air Group, Inc.[1]	151,420	10,366,213
Gol Linhas Aereas Inteligentes SA, ADR	377,839	4,590,744
Pinnacle Airlines Corp.[1]	25,210	114,453
Southwest Airlines Co.	341,650	3,901,643
US Airways Group, Inc.[1]	1,121,103	9,989,028

		28,962,081

Building Products—0.0%
Trex Co., Inc.[1]	35,683	873,520
Commercial Services & Supplies—1.9%
APAC Teleservices, Inc.[1]	230,319	1,227,600
Avery-Dennison Corp.	116,701	4,508,160
Cenveo, Inc.[1]	18,520	118,528
Consolidated Graphics, Inc.[1]	110,835	6,090,383
Deluxe Corp.	388,742	9,605,815
Ennis, Inc.	119,158	2,073,349
G&K Services, Inc., Cl. A	38,437	1,301,477
Intersections, Inc.	10,950	199,290
KAR Auction Services, Inc.[1]	347,698	6,574,969
Knoll, Inc.	421,753	8,464,583
Multi-Color Corp.	24,008	592,758
R.R. Donnelley & Sons Co.	256,273	5,025,514
Sykes Enterprises, Inc.[1]	223,648	4,815,141
Tetra Tech, Inc.[1]	49,304	1,109,340
Viad Corp.	52,085	1,160,975
Waste Connections, Inc.	614,220	19,489,201

		72,357,083

Construction & Engineering—3.0%
Aecom Technology Corp.[1]	1,146,982	31,358,488
Baker (Michael) Corp.[1]	51,572	1,089,201
Chicago Bridge & Iron Co. NV	248,390	9,662,371
Great Lakes Dredge & Dock Co.	640,691	3,575,056
KBR, Inc.	895,661	33,757,463
MasTec, Inc.[1]	382,322	7,539,390
MYR Group, Inc.[1]	17,850	417,690
Primoris Services Corp.	223,740	2,886,246
Sterling Construction Co., Inc.[1]	107,260	1,476,970
Tutor Perini Corp.	681,880	13,078,458
URS Corp.[1]	197,872	8,852,793

		113,694,126

Electrical Equipment—0.8%
Advanced Battery Technologies, Inc.[1]	723,062	715,831
Belden, Inc.	42,345	1,476,147
Generac Holdings, Inc.[1]	718,050	13,930,170
Regal-Beloit Corp.	239,340	15,980,732

		32,102,880

Industrial Conglomerates—0.2%
Seaboard Corp.	1,811	4,378,998
Tredegar Corp.	175,512	3,220,645

		7,599,643

Machinery—2.4%
Actuant Corp., Cl. A	10,960	294,057
AGCO Corp.[1]	89,570	4,421,175
Alamo Group, Inc.	52,190	1,236,903
Albany International Corp., Cl. A	136,804	3,610,258
Blount International, Inc.[1]	217,710	3,803,394
Briggs & Stratton Corp.	443,902	8,815,894
Douglas Dynamics, Inc.	214,704	3,390,176
Duoyuan Global Water, Inc., ADR[1]	78,060	151,436
Freightcar America, Inc.[1]	298,510	7,564,243
Kadant, Inc.[1]	93,783	2,955,102
Kennametal, Inc.	111,669	4,713,548
28 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value

Machinery Continued
L.B. Foster Co., Cl. A	15,606	$513,593
Lincoln Electric Holdings, Inc.	69,520	2,492,292
Mueller Industries, Inc.	109,032	4,133,403
NACCO Industries, Inc., Cl. A	11,515	1,114,882
Navistar International Corp.[1]	125,656	7,094,538
Sauer-Danfoss, Inc.[1]	97,461	4,911,060
Terex Corp.[1]	403,550	11,480,998
TriMas Corp.[1]	189,302	4,685,225
Wabtec Corp.	218,110	14,334,189

		91,716,366

Professional Services—2.1%
CBIZ, Inc.[1]	572,954	4,216,941
CRA International, Inc.[1]	2,447	66,289
Dolan Co. (The)[1]	76,730	649,903
GP Strategies Corp.[1]	128,235	1,751,690
Huron Consulting Group, Inc.[1]	47,345	1,430,292
ICF International, Inc.[1]	4,550	115,479
Kelly Services, Inc., Cl. A1	37,808	623,832
Korn-Ferry International[1]	1,093,235	24,040,238
Mistras Group, Inc.[1]	58,385	945,837
On Assignment, Inc.[1]	57,258	562,846
Robert Half International, Inc.	1,629,520	44,045,926
SFN Group, Inc.[1]	426,826	3,879,848

		82,329,121

Road & Rail—1.7%
Amerco[1]	75,848	7,292,785
Genesee & Wyoming, Inc., Cl. A1	259,010	15,188,346
Old Dominion Freight Line, Inc.[1]	1,077,219	40,180,269
RailAmerica, Inc.[1]	109,110	1,636,650
Saia, Inc.[1]	92,699	1,571,248
Werner Enterprises, Inc.	48,551	1,216,203

		67,085,501

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	265,840	9,466,562
DXP Enterprises, Inc.[1]	81,204	2,058,521
Houston Wire & Cable Co.	94,116	1,463,504

		12,988,587

Information Technology—15.6%
Communications Equipment—1.8%
Aruba Networks, Inc.[1]	843,200	24,916,560
Bel Fuse, Inc.	6,410	139,033
Finisar Corp.[1]	974,060	17,562,302
Ituran Location & Control Ltd.	80,671	1,136,654
Oplink Communications, Inc.[1]	35,110	654,099
Plantronics, Inc.	162,105	5,921,696
Polycom, Inc.[1]	290,679	18,690,660
Westell Technologies, Inc., Cl. A1	16,100	57,477

		69,078,481

Computers & Peripherals—0.8%
Cray, Inc.[1]	116,020	742,528
Electronics for Imaging, Inc.[1]	67,785	1,167,258
QLogic Corp.[1]	484,389	7,711,473
Synaptics, Inc.[1]	250,918	6,458,629
Western Digital Corp.[1]	419,360	15,256,317

		31,336,205

Electronic Equipment & Instruments—1.4%
AVX Corp.	446,812	6,809,415
Daktronics, Inc.	100,259	1,081,795
DDi Corp.	187,729	1,790,935
Electro Scientific Industries, Inc.[1]	26,910	519,363
Insight Enterprises, Inc.[1]	365,094	6,465,815
Jabil Circuit, Inc.	236,680	4,780,936
KEMET Corp.[1]	335,609	4,795,853
Littlefuse, Inc.	48,390	2,841,461
29 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electronic Equipment & Instruments Continued
Molex, Inc.	254,806	$6,566,351
Newport Corp.[1]	216,453	3,932,951
Power-One, Inc.[1]	623,886	5,053,477
Vishay Intertechnology, Inc.[1]	540,480	8,128,819
X-Rite, Inc.[1]	108,699	540,234
Zygo Corp.[1]	14,026	185,424

		53,492,829

Internet Software & Services—0.8%
IAC/InterActiveCorp[1]	40,665	1,552,183
j2 Global Communications, Inc.[1]	697,384	19,687,150
Liquidity Services, Inc.[1]	27,998	661,033
United Online, Inc.	36,588	220,626
ValueClick, Inc.[1]	472,251	7,839,367

		29,960,359

IT Services—1.2%
Booz Allen Hamilton Holding Corp.[1]	32,031	612,112
CACI International, Inc., Cl. A1	291,075	18,361,011
Cardtronics, Inc.[1]	255,825	5,999,096
CGI Group, Inc., Cl. A1	293,665	7,238,842
CSG Systems International, Inc.[1]	296,688	5,482,794
NeuStar, Inc., Cl. A1	230,410	6,036,742

		43,730,597

Semiconductors & Semiconductor Equipment—7.3%
Advanced Energy Industries, Inc.[1]	123,761	1,830,425
Advanced Semiconductor Engineering, Inc., ADR	771,333	4,350,318
Amtech Systems, Inc.[1]	44,715	922,918
ASM International NV	72,935	2,884,579
Atmel Corp.[1]	551,940	7,765,796
ATMI, Inc.[1]	141,069	2,882,040
Avago Technologies Ltd.	138,578	5,265,964
Brooks Automation, Inc.[1]	563,722	6,122,021
China Sunergy Co. Ltd., ADR[1]	550,975	1,090,931
Cirrus Logic, Inc.[1]	168,168	2,673,871
Cohu, Inc.	38,527	505,089
Cypress Semiconductor Corp.	360,640	7,623,930
Entegris, Inc.[1]	550,642	5,572,497
Entropic Communications, Inc.[1]	237,710	2,113,242
Fairchild Semiconductor International, Inc., Cl. A1	602,630	10,069,947
FEI Co.[1]	25,163	960,975
GSI Technology, Inc.[1]	279,286	2,010,859
GT Solar International, Inc.[1]	952,627	15,432,557
Himax Technologies, Inc., ADR	626,526	1,378,357
Integrated Device Technology, Inc.[1]	913,027	7,176,392
Integrated Silicon Solution, Inc.[1]	58,154	562,349
International Rectifier Corp.[1]	227,473	6,362,420
Intersil Corp., Cl. A	78,080	1,003,328
IXYS Corp.[1]	122,986	1,842,330
KLA-Tencor Corp.	111,192	4,501,052
Kulicke & Soffa Industries, Inc.[1]	459,259	5,116,145
Lam Research Corp.[1]	141,414	6,261,812
Lattice Semiconductor Corp.[1]	1,202,782	7,842,139
LTX-Credence Corp.[1]	339,663	3,036,587
Magnachip Semiconductor Corp., Depositary Shares[1]	25,860	297,907
Maxim Integrated Products, Inc.	224,540	5,739,242
Micrel, Inc.	723,652	7,656,238
Mindspeed Technologies, Inc.[1]	15,293	122,344
30 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

	Shares	Value

Semiconductors & Semiconductor Equipment Continued
MKS Instruments, Inc.	341,048	$9,010,488
Nanometrics, Inc.[1]	362,539	6,884,616
Netlogic Microsystems, Inc.[1]	658,800	26,628,696
Novellus Systems, Inc.[1]	253,708	9,169,007
ON Semiconductor Corp.[1]	672,632	7,042,457
Photronics, Inc.[1]	570,286	4,830,322
RF Micro Devices, Inc.[1]	1,096,090	6,708,071
Rudolph Technologies, Inc.[1]	209,815	2,247,119
Semtech Corp.[1]	1,608,767	43,983,690
Silicon Image, Inc.[1]	14,974	96,732
Skyworks Solutions, Inc.[1]	402,580	9,251,288
Standard Microsystems Corp.[1]	66,467	1,793,944
Teradyne, Inc.[1]	499,946	7,399,201
Veeco Instruments, Inc.[1]	168,330	8,148,855

		282,171,087

Software—2.3%
Cadence Design Systems, Inc.[1]	523,930	5,532,701
FactSet Research Systems, Inc.	186,079	19,039,603
JDA Software Group, Inc.[1]	6,330	195,534
Manhattan Associates, Inc.[1]	164,757	5,674,231
Monotype Imaging Holdings, Inc.[1]	125,492	1,773,202
Renaissance Learning, Inc.	57,280	718,291
Solarwinds, Inc.[1]	590,400	15,433,056
Take-Two Interactive Software, Inc.[1]	69,790	1,066,391
TeleCommunication Systems, Inc.[1]	154,095	744,279
TIBCO Software, Inc.[1]	1,026,410	29,786,418
Websense, Inc.[1]	353,644	9,184,135

		89,147,841

Materials—5.5%
Chemicals—2.1%
Cabot Corp.	178,931	7,133,979
Cytec Industries, Inc.	419,931	24,015,854
Eastman Chemical Co.	21,632	2,207,978
Ferro Corp.[1]	1,170,021	15,725,082
Georgia Gulf Corp.[1]	192,349	4,643,305
Huntsman Corp.	237,181	4,470,862
Innophos Holdings, Inc.	70,791	3,454,601
Innospec, Inc.[1]	129,667	4,358,108
LSB Industries, Inc.[1]	31,801	1,364,899
PolyOne Corp.	252,380	3,904,319
Solutia, Inc.[1]	94,309	2,154,961
STR Holdings, Inc.[1]	155,032	2,313,077
TPC Group, Inc.[1]	76,441	2,998,016
Westlake Chemical Corp.	60,234	3,126,145

		81,871,186

Construction Materials—0.4%
Eagle Materials, Inc.	466,980	13,014,733
Containers & Packaging—1.1%
Ball Corp.	74,740	2,874,500
Boise, Inc.	673,590	5,247,266
Graphic Packaging Holding Co.[1]	829,143	4,510,538
Packaging Corp. of America	1,078,560	30,188,894

		42,821,198

Metals & Mining—1.2%
A. M. Castle & Co.[1]	2,230	37,040
Century Aluminum Co.[1]	962,991	15,070,809
Compass Minerals International, Inc.	161,970	13,940,758
Horsehead Holding Corp.[1]	266,036	3,543,600
Noranda Aluminum Holding Corp.[1]	189,995	2,876,524
Taseko Mines Ltd.[1]	498,385	2,471,990
Worthington Industries, Inc.	405,603	9,369,429

		47,310,150
31 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Paper & Forest Products—0.7%
Buckeye Technologies, Inc.	397,140	$10,714,837
Domtar Corp.	91,100	8,628,992
Glatfelter	374,659	5,762,255
Mercer International, Inc.[1]	20,930	210,974
Neenah Paper, Inc.	20,899	444,731

		25,761,789

Telecommunication Services—1.2%
Diversified Telecommunication Services—0.8%
Brasil Telecom SA, ADR	25,811	739,743
Cincinnati Bell, Inc.[1]	832,688	2,764,524
General Communication, Inc., Cl. A1	115,803	1,397,742
Nortel Inversora SA, Sponsored ADR[1]	64,600	1,848,852
Telecom Argentina SA, Sponsored ADR	269,096	7,012,642
Telecom Corp. of New Zealand Ltd., Sponsored ADR	60,872	614,807
Tim Participacoes SA, ADR	144,580	7,114,782
Vonage Holdings Corp.[1]	1,469,970	6,482,568

		27,975,660

Wireless Telecommunication Services—0.4%
Cellcom Israel Ltd.	283,434	7,856,790
Partner Communications Co. Ltd., Sponsored ADR	163,789	2,443,732
USA Mobility, Inc.	365,966	5,584,641

		15,885,163

Utilities—4.3%
Electric Utilities—1.5%
Companhia Energetica de Minas Gerais, Sponsored ADR	347,312	7,168,520
Companhia Paranaense de Energia-Copel, Sponsored ADR	333,201	9,049,739
Empresa Distribuidora y Comercializadora Norte SA, ADR[1]	130,380	1,303,800
NV Energy, Inc.	583,984	8,964,154
Pampa Energia SA, Sponsored ADR	126,212	1,936,092
PNM Resources, Inc.	114,720	1,920,413
Portland General Electric Co.	334,798	8,463,693
UniSource Energy Corp.	213,340	7,963,982
Westar Energy, Inc.	367,350	9,885,389

		56,655,782

Energy Traders—1.0%
AES Corp. (The)[1]	2,895,503	36,888,708
Gas Utilities—0.9%
Atmos Energy Corp.	80,408	2,673,566
UGI Corp.	973,790	31,054,163

		33,727,729

Multi-Utilities—0.7%
Alliant Energy Corp.	209,723	8,527,337
Avista Corp.	97,373	2,501,512
CMS Energy Corp.	442,400	8,710,856
Teco Energy, Inc.	490,000	9,256,100

		28,995,805

Water Utilities—0.2%
Aqua America, Inc.	442,110	9,717,581

Total Common Stocks
(Cost $3,013,849,418)		3,799,910,246

Investment Companies—1.4%
Ares Capital Corp.	989,459	15,900,606
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]	37,550,807	37,550,807

Total Investment Companies
(Cost $50,265,811)		53,451,413
Total Investments, at Value
(Cost $3,064,115,229)	100.2%	$3,853,361,659
Liabilities in Excess of Other Assets	(0.2)	(7,045,186)

Net Assets	100.0%	$3,846,316,473

32 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Footnotes to Statement of Investments
1. Non-income producing security.
2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	June 30, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	27,877,299	786,888,988	777,215,480	37,550,807

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$37,550,807	$62,155

3.	Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$539,927,311	$—	$—	$539,927,311
Consumer Staples	109,154,346	—	—	109,154,346
Energy	247,283,789	—	—	247,283,789
Financials	826,348,903	—	—	826,348,903
Health Care	465,888,461	—	141	465,888,602
Industrials	591,612,976	—	151,436	591,764,412
Information Technology	598,917,399	—	—	598,917,399
33 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted prices	Observable Inputs	Inputs	Value

Assets Table Continued
Materials	$210,779,056	$—	$—	$210,779,056
Telecommunication Services	43,860,823	—	—	43,860,823
Utilities	165,985,605	—	—	165,985,605
Investment Companies	53,451,413	—	—	53,451,413

Total Assets	$3,853,210,082	$—	$151,577	$3,853,361,659

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,026,564,422)	$3,815,810,852
Affiliated companies (cost $37,550,807)	37,550,807

3,853,361,659
Receivables and other assets:
Investments sold	50,049,072
Dividends	4,282,733
Shares of beneficial interest sold	132,178
Other	104,226

Total assets	3,907,929,868

Liabilities
Bank overdraft	120,672
Payables and other liabilities:
Investments purchased	50,394,309
Shares of beneficial interest redeemed	7,916,783
Distribution and service plan fees	1,765,819
Transfer and shareholder servicing agent fees	936,543
Shareholder communications	343,521
Trustees’ compensation	76,905
Other	58,843
Total liabilities	61,613,395

Net Assets	$3,846,316,473

Composition of Net Assets
Par value of shares of beneficial interest	$175,403
Additional paid-in capital	3,987,830,870
Accumulated net investment income	12,628,164
Accumulated net realized loss on investments and foreign currency transactions	(943,564,411)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	789,246,447

Net Assets	$3,846,316,473

35 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,026,655,903 and 92,180,662 shares of beneficial interest outstanding)	$21.99
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$23.33
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $102,860,672 and 5,215,595 shares of beneficial interest outstanding)	$19.72
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $384,059,534 and 19,354,508 shares of beneficial interest outstanding)	$19.84
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $273,681,936 and 12,850,713 shares of beneficial interest outstanding)	$21.30
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,059,058,428 and 45,801,635 shares of beneficial interest outstanding)	$23.12
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $320,541)	$56,964,692
Affiliated companies	62,155
Interest	3,130
Other income	58,165

Total investment income	57,088,142

Expenses
Management fees	23,373,020
Distribution and service plan fees:
Class A	4,981,404
Class B	1,077,194
Class C	3,691,369
Class N	1,345,075
Transfer and shareholder servicing agent fees:
Class A	7,082,554
Class B	651,714
Class C	1,243,005
Class N	1,232,290
Class Y	1,899,603
Shareholder communications:
Class A	359,814
Class B	65,248
Class C	84,405
Class N	22,012
Class Y	111,545
Trustees’ compensation	129,298
Custodian fees and expenses	24,245
Administration service fees	1,500
Other	213,303

Total expenses	47,588,598
Less waivers and reimbursements of expenses	(791,820)

Net expenses	46,796,778

Net Investment Income	10,291,364
37 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$631,050,573
Foreign currency transactions	230,587

Net realized gain	631,281,160
Net change in unrealized appreciation/depreciation on:
Investments	454,810,848
Translation of assets and liabilities denominated in foreign currencies	(11,444)

Net change in unrealized appreciation/depreciation	454,799,404

Net Increase in Net Assets Resulting from Operations	$1,096,371,928

See accompanying Notes to Financial Statements.
38 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2011	2010

Operations
Net investment income	$10,291,364	$4,394,178
Net realized gain	631,281,160	27,203,738
Net change in unrealized appreciation/depreciation	454,799,404	604,351,484

Net increase in net assets resulting from operations	1,096,371,928	635,949,400

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(4,173,576)
Class B	—	—
Class C	—	—
Class N	—	(150,411)
Class Y	(3,607,957)	(4,581,567)

	(3,607,957)	(8,905,554)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(415,952,822)	(293,350,808)
Class B	(35,467,205)	(49,900,518)
Class C	(49,534,757)	(38,534,753)
Class N	(46,774,982)	(2,250,157)
Class Y	(55,353,322)	(217,282,695)

	(603,083,088)	(601,318,931)

Net Assets
Total increase	489,680,883	25,724,915
Beginning of period	3,356,635,590	3,330,910,675

End of period (including accumulated net investment income of $12,628,164 and $5,150,925, respectively)	$3,846,316,473	$3,356,635,590

See accompanying Notes to Financial Statements.
39 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$16.33	$13.70	$17.87	$24.25	$22.27

Income (loss) from investment operations:
Net investment income (loss)[1]	.05	.02	.08	(.04)	.08
Net realized and unrealized gain (loss)	5.61	2.64	(4.22)	(4.28)	3.45

Total from investment operations	5.66	2.66	(4.14)	(4.32)	3.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.03)	—	(.05)	—
Distributions from net realized gain	—	—	(.03)	(2.00)	(1.55)
Tax return of capital distribution	—	—	—	(.01)	—

Total dividends and/or distributions to shareholders	—	(.03)	(.03)	(2.06)	(1.55)

Net asset value, end of period	$21.99	$16.33	$13.70	$17.87	$24.25

Total Return, at Net Asset Value[2]	34.66%	19.45%	(23.14)%	(18.66)%	16.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,026,656	$1,849,907	$1,804,702	$3,304,735	$3,766,574

Average net assets (in thousands)	$2,016,616	$1,988,573	$2,231,028	$3,576,817	$3,086,495

Ratios to average net assets:[3]
Net investment income (loss)	0.28%	0.13%	0.58%	(0.17)%	0.35%
Total expenses[4]	1.25%	1.31%	1.38%	1.19%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.22%	1.19%	1.12%

Portfolio turnover rate	86%	101%	95%	134%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.25%
Year Ended June 30, 2010	1.31%
Year Ended June 30, 2009	1.38%
Year Ended June 30, 2008	1.19%
Year Ended June 30, 2007	1.12%
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class B Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.77	$12.46	$16.39	$22.53	$20.94

Income (loss) from investment operations:
Net investment loss[1]	(.09)	(.10)	(.03)	(.17)	(.10)
Net realized and unrealized gain (loss)	5.04	2.41	(3.87)	(3.96)	3.24

Total from investment operations	4.95	2.31	(3.90)	(4.13)	3.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	(.03)	(2.00)	(1.55)
Tax return of capital distribution	—	—	—	(.01)	—

Total dividends and/or distributions to shareholders	—	—	(.03)	(2.01)	(1.55)

Net asset value, end of period	$19.72	$14.77	$12.46	$16.39	$22.53

Total Return, at Net Asset Value[2]	33.51%	18.54%	(23.77)%	(19.25)%	15.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,861	$106,797	$132,615	$261,085	$473,768

Average net assets (in thousands)	$107,948	$129,492	$160,939	$357,794	$479,042

Ratios to average net assets:[3]
Net investment loss	(0.51)%	(0.65)%	(0.21)%	(0.89)%	(0.46)%
Total expenses[4]	2.29%	2.35%	2.22%	1.92%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.05%	2.02%	1.92%	1.89%

Portfolio turnover rate	86%	101%	95%	134%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	2.29%
Year Ended June 30, 2010	2.35%
Year Ended June 30, 2009	2.22%
Year Ended June 30, 2008	1.92%
Year Ended June 30, 2007	1.89%
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$14.85	$12.53	$16.47	$22.62	$21.01

Income (loss) from investment operations:
Net investment loss[1]	(.08)	(.09)	(.02)	(.16)	(.08)
Net realized and unrealized gain (loss)	5.07	2.41	(3.89)	(3.98)	3.24

Total from investment operations	4.99	2.32	(3.91)	(4.14)	3.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	(.03)	(2.00)	(1.55)
Tax return of capital distribution	—	—	—	(.01)	—

Total dividends and/or distributions to shareholders	—	—	(.03)	(2.01)	(1.55)

Net asset value, end of period	$19.84	$14.85	$12.53	$16.47	$22.62

Total Return, at Net Asset Value[2]	33.60%	18.52%	(23.72)%	(19.21)%	15.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$384,059	$329,180	$310,094	$505,404	$710,808

Average net assets (in thousands)	$369,499	$350,612	$342,312	$602,381	$645,637

Ratios to average net assets:[3]
Net investment loss	(0.45)%	(0.63)%	(0.18)%	(0.86)%	(0.39)%
Total expenses[4]	1.99%	2.06%	2.08%	1.88%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.97%	2.01%	1.98%	1.88%	1.84%

Portfolio turnover rate	86%	101%	95%	134%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.99%
Year Ended June 30, 2010	2.06%
Year Ended June 30, 2009	2.08%
Year Ended June 30, 2008	1.88%
Year Ended June 30, 2007	1.84%
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Class N Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$15.86	$13.32	$17.42	$23.70	$21.87

Income (loss) from investment operations:
Net investment income (loss)[1]	.01	(.02)	.04	(.09)	.01
Net realized and unrealized gain (loss)	5.43	2.57	(4.11)	(4.18)	3.37

Total from investment operations	5.44	2.55	(4.07)	(4.27)	3.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(.01)	—	—	—
Distributions from net realized gain	—	—	(.03)	(2.00)	(1.55)
Tax return of capital distribution	—	—	—	(.01)	—

Total dividends and/or distributions to shareholders	—	(.01)	(.03)	(2.01)	(1.55)

Net asset value, end of period	$21.30	$15.86	$13.32	$17.42	$23.70

Total Return, at Net Asset Value[2]	34.30%	19.15%	(23.34)%	(18.87)%	16.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273,682	$242,128	$205,574	$275,975	$300,360

Average net assets (in thousands)	$269,808	$244,540	$210,488	$289,699	$245,298

Ratios to average net assets:[3]
Net investment income (loss)	0.03%	(0.11)%	0.31%	(0.47)%	0.02%
Total expenses[4]	1.60%	1.68%	1.79%	1.55%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.49%	1.49%	1.48%	1.45%

Portfolio turnover rate	86%	101%	95%	134%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	1.60%
Year Ended June 30, 2010	1.68%
Year Ended June 30, 2009	1.79%
Year Ended June 30, 2008	1.55%
Year Ended June 30, 2007	1.45%
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended June 30,	2011	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$17.17	$14.38	$18.75	$25.32	$23.09

Income (loss) from investment operations:
Net investment income[1]	.14	.10	.13	.05	.20
Net realized and unrealized gain (loss)	5.89	2.77	(4.44)	(4.47)	3.58

Total from investment operations	6.03	2.87	(4.31)	(4.42)	3.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.08)	(.03)	(.14)	—
Distributions from net realized gain	—	—	(.03)	(2.00)	(1.55)
Tax return of capital distribution	—	—	—	(.01)	—

Total dividends and/or distributions to shareholders	(.08)	(.08)	(.06)	(2.15)	(1.55)

Net asset value, end of period	$23.12	$17.17	$14.38	$18.75	$25.32

Total Return, at Net Asset Value[2]	35.14%	20.00%	(22.93)%	(18.28)%	17.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,059,058	$828,624	$877,926	$1,020,424	$803,692

Average net assets (in thousands)	$992,951	$914,353	$926,200	$746,300	$570,576

Ratios to average net assets:[3]
Net investment income	0.69%	0.55%	0.93%	0.25%	0.83%
Total expenses[4]	0.83%	0.83%	0.89%	0.76%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.83%	0.89%	0.76%	0.66%

Portfolio turnover rate	86%	101%	95%	134%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2011	0.83%
Year Ended June 30, 2010	0.83%
Year Ended June 30, 2009	0.89%
Year Ended June 30, 2008	0.76%
Year Ended June 30, 2007	0.66%
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Main Street Small- & Mid-Cap Fund (the “Fund”), formerly Oppenheimer Main Street Small Cap Fund, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are
45 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
46 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not
47 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$9,411,329	$—	$932,799,194	$781,774,972

1.	As of June 30, 2011, the Fund had $932,799,194 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2011, details of the capital loss carryforward were as follows:

Expiring

2018	$932,799,194

2.	During the fiscal year ended June 30, 2011, the Fund utilized $609,309,121 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended June 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for June 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments[4]

$2,528,186	$793,832	$3,322,018

4.	$253,199 was distributed in connection with Fund share redemptions.
48 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 was as follows:

	Year Ended	Year Ended
	June 30, 2011	June 30, 2010

Distributions paid from:
Ordinary income	$3,607,957	$8,905,554
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,071,586,704

Gross unrealized appreciation	$841,121,816
Gross unrealized depreciation	(59,346,844)

Net unrealized appreciation	$781,774,972

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
49 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
50 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2011		Year Ended June 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	17,025,869	$332,860,164	22,016,798	$360,657,345
Dividends and/or distributions reinvested	—	—	243,072	3,862,398
Redeemed	(38,122,341)	(748,812,986)	(40,695,583)	(657,870,551)

Net decrease	(21,096,472)	$(415,952,822)	(18,435,713)	$(293,350,808)

Class B
Sold	671,549	$11,957,218	996,451	$14,964,156
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,688,917)	(47,424,423)	(4,407,106)	(64,864,674)

Net decrease	(2,017,368)	$(35,467,205)	(3,410,655)	$(49,900,518)

Class C
Sold	2,607,237	$47,265,544	3,371,098	$50,595,432
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(5,422,660)	(96,800,301)	(5,958,300)	(89,130,185)

Net decrease	(2,815,423)	$(49,534,757)	(2,587,202)	$(38,534,753)

Class N
Sold	3,393,296	$64,902,593	5,165,005	$82,628,374
Dividends and/or distributions reinvested	—	—	8,798	136,021
Redeemed	(5,810,545)	(111,677,575)	(5,342,197)	(85,014,552)

Net decrease	(2,417,249)	$(46,774,982)	(168,394)	$(2,250,157)

Class Y
Sold	13,483,211	$274,079,268	16,844,111	$291,601,798
Dividends and/or distributions reinvested	153,042	3,216,944	253,450	4,225,006
Redeemed	(16,102,443)	(332,649,534)	(29,865,504)	(513,109,499)

Net decrease	(2,466,190)	$(55,353,322)	(12,767,943)	$(217,282,695)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$3,209,627,583	$3,816,632,476
51 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2011, the Fund paid $11,056,147 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets.
52 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class C	$10,913,165
Class N	5,993,021
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2011	$292,782	$6,631	$176,763	$18,864	$7,524
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $29,594 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     During the year ended June 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$144,724
Class B	274,509
Class C	55,605
Class N	287,388
Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
53 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS
54 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
55 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Main Street Small- & Mid-Cap Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small- & Mid-Cap Fund, formerly known as Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Main Street Small- & Mid-Cap Fund for the years ended prior to July 1, 2008 were audited by other auditors whose report dated August 8, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small- & Mid-Cap Fund as of June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
August 19, 2011
56 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $43,302,332 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 30, 2011, the maximum amount allowable but not less than $11,934 or 0.33% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
57 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
58 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1999) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005- February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp.
59 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Jon S. Fossel, Continued	(“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1999) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
60 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
F. William Marshall, Jr., Trustee (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
61 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

TRUSTEES AND OFFICERS Unaudited/Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ziehl, Anello, Vardharaj, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Matthew P. Ziehl, Vice President and Portfolio Manager (since 2009) Age: 44	Vice President of the Manager (since May 2009). Prior to joining the Manager, a portfolio manager with RS Investment Management Co. LLC (October 2006-May 2009); a managing director at The Guardian Life Insurance Company of America (December 2001-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; a team leader and co-portfolio manager with Salomon Brothers Asset Management, Inc. for small growth portfolios (January 2001-December 2001). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raymond Anello, Vice President and Portfolio Manager (since 2011) Age: 46	Vice President of the Manager (since May 2009); has served as sector manager for energy and utilities for the Manager’s Main Street Investment Team (since May 2009). Prior to joining the Manager, portfolio manager of the RS All Cap Dividend product (July 2007-April 2009) and served as a sector manager for energy and utilities for various other RS Investments products. He joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Mr. Anello is a portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Raman Vardharaj, Vice President and Portfolio Manager (since 2009) Age: 40	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009); a quantitative analyst at The Guardian Life Insurance Company of America (1998-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.
62 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2001) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
63 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

OPPENHEIMER MAINSTREET SMALL- & MID-CAP FUND®

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
64 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
65 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol. We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
66 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $30,300 in fiscal 2011 and 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $206,000 in fiscal 2011 and $225,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45 and capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,300 in fiscal 2011 and $8,500 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $214,300 in fiscal 2011 and $234,400 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Main Street Small- & Mid-Cap Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 08/10/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 08/10/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 08/10/2011